UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2011

(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441

(Address of principal executive offices, including zip code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Severance Agreement with Executive Officers.  Christopher & Banks Corporation (the “Company”) has had in place from time-to-time severance agreements with some of its executive officers.  Effective April 15, 2011, the Compensation Committee of the Company’s Board of Directors approved a new form of severance agreement (the “Severance Agreement”) to be entered into with the Company’s Chief Executive Officer, Chief Financial Officer and the officers reporting directly to the Chief Executive Officer (each an “executive”).  Upon execution, the Severance Agreement will replace any existing severance agreement to which that executive is subject.

The Severance Agreement provides that the executive is and remains an at-will employee and thus may be terminated at any time with or without “cause”, as such term is defined in the Severance Agreement.  If the executive is terminated without cause and executes a general release of claims in favor of the Company, the Company will be obligated to pay the executive a severance payment in the aggregate which equals six months of the executive’s current salary or, if greater, six months of the executive’s highest annual salary at any time during the twelve months preceding the date of termination.  In addition, the Severance Agreement provides that the Company will pay the Company portion of COBRA health and dental premiums for a period equal to the length of the severance period, unless the executive is eligible for a government subsidy with respect to such COBRA benefits.  The Severance Agreement also contains a provision prohibiting the executive during the period of his or her employment and for a period of one year after the date his or her employment with the Company and its affiliates ends from (i) engaging in certain competitive activities; (ii) soliciting employees to either leave his or her employment with the Company or its affiliates or to establish a relationship with a Competitor (as such term is defined in the Severance Agreement); or (iii) soliciting, engaging or inducing a vendor or supplier of the Company or its affiliates to sever or materially alter its relationship with the Company or to establish a relationship with a Competitor.

The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to the form of the Severance Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                           Form of Severance Agreement between Christopher & Banks Corporation and certain of its Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Senior Vice President, Chief Financial Officer

Date:  April 20, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	10.1 Form of Severance Agreement between Christopher & Banks Corporation and certain of its Executive Officers.